OTHER INCOME (EXPENSE), NET	12 Months Ended
Dec. 31, 2022
Other Income and Expenses [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 11-OTHER INCOME (EXPENSE), NET

Other income (expense), net consists of the following:

	Years Ended December 31,
	2022	2021	2020
	(in thousands)
Foreign exchange gain (loss)	$(732)	$1,315	$(2,934)
Gain on liquidation of subsidiary	—	6	—
Gain on investment	—	—	347
Other	26	328	421
Total	$(706)	$1,649	$(2,166)